Post Holdings, Inc. Post Holdings to Acquire Michael Foods April 17, 2014

Post Holdings, Inc. 1 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current expectations of Post Holdings, Inc. (“Post” or the “Company”) and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding expected synergies and benefits of the acquisition of MFI Holdings Corporation (“Michael Foods”), expectations about future business plans, prospective performance and opportunities, regulatory approvals and the expected timing of the completion of the transaction. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words. There is no assurance that the acquisition of Michael Foods will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include risks related to Post’s financing of the acquisition and access to capital; the timing to consummate the acquisition of Michael Foods; the ability and timing to obtain required regulatory approvals and satisfy other closing conditions; our ability to realize the synergies contemplated by the acquisition of Michael Foods; our ability to promptly and effectively integrate the Michael Foods business and the other pending acquisition; our high leverage and substantial debt; our ability to service our outstanding debt or obtain additional financing; our ability to continue to compete in our product markets and our ability to retain our market position; our ability to identify and complete acquisitions, manage our growth and integrate acquisitions; changes in our cost structure, management, financing and business operations; significant increases in the costs of certain commodities, packaging or energy used to manufacture our products; our ability to maintain competitive pricing, successfully introduce new products or successfully manage our costs; our ability to successfully implement business strategies to reduce costs; impairment in the carrying value of goodwill or other intangibles; product recalls and product liability claims and other litigation; changes in economic conditions and consumer demand for our products; disruptions in the U.S. and global capital and credit markets; legal and regulatory factors, including changes in food safety, advertising and labeling laws and regulations; fluctuations in foreign currency exchange rates; consolidations among the retail grocery and foodservice industries; change in estimates in critical accounting judgments and changes to or new laws and regulations affecting our business; business disruptions caused by information technology failures; and other risks described in the Company’s filings with the Securities and Exchange Commission. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Post disclaims any obligation to update or revise statements contained in this presentation to reflect future events or circumstances or otherwise. Forward-Looking Statements This presentation does not constitute an offer to sell or the solicitation of an offer to buy any security.

Post Holdings, Inc. 2 Market and Industry Data This presentation includes industry and trade association data, forecasts and information that was prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to the Company. Some data also are based on Michael Foods’ good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third-party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. Post has not independently verified any of the data from third-party sources nor has it ascertained the underlying economic assumptions on which such data are based. Similarly, Post believes Michael Foods’ internal research is reliable, even though such research has not been verified by any independent sources and Post cannot guarantee its accuracy or completeness. Market share data is based on information from ACNielsen. Prospective Financial Information The prospective financial information provided in this presentation regarding Michael Foods’ future performance represents Post management’s estimates as of the date of this presentation only. This information, which has not been audited, consists entirely of forward-looking statements, has been prepared by Post management and is qualified by, and subject to, certain assumptions, risks and uncertainties that may cause actual results to differ materially. Prospective financial information is necessarily speculative in nature, and it can be expected that some or all of the assumptions of the information will not materialize or will vary significantly from actual results. Accordingly, the prospective financial information provided in this presentation is only an estimate of what Post management believes is realizable as of the date of this presentation. It should also be recognized that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecast. In light of the foregoing, the information should be viewed in context and undue reliance should not be placed upon it. Additional Information

Post Holdings, Inc. Transaction Summary 3  Post Holdings, Inc. to acquire Michael Foods for $2.45bn(1) − Michael Foods is a leading producer of value-added food products and service solutions to customers across the foodservice, retail and food ingredient channels  Continues transformation of Post as it invests behind large secular growth themes: − Increased consumption of protein − Away-from-home breakfast occasions  Post has $1.765bn committed financing consisting of credit facilities and bridge loans; intends to replace a portion of the commitment with approximately $500mm in equity or equity linked securities, subject to market conditions  Expected closing in the second quarter of calendar year 2014 (Post’s fiscal third quarter), subject to regulatory approvals and customary closing conditions Continues transformation from a slow-growth, single category participant into a diversified enterprise participating in dynamic growth categories (1) On a cash-free, debt-free basis. See Post’s April 16, 2014 press release for further details.

Post Holdings, Inc. Compelling Strategic and Financial Rationale Transaction Meets Post’s Disciplined Acquisition Criteria 4 Key Criteria Michael Foods Growth Category with Compelling Characteristics  Capitalizing on growth in breakfast, the only growing daypart in the quick-service restaurant (“QSR”) channel, with a 5-year CAGR of 4.1%(1)  Driving share gains as egg-based products stretch across dayparts Leading Positions in Core Categories  #1 market share in processed egg products with 3x the share of its nearest competitor(2)  #1 in refrigerated potato products(2)  #1 in branded cheese in certain markets of the upper Midwest (#3 nationally)(2) Defensible Position  Leading market share positions  Longstanding and successful history of innovation in all three product categories  Proven track record – only one year of year-over-year adjusted EBITDA decline in the past decade Experienced Management Team  Deep and talented management team led by CEO Jim Dwyer, who has over 25 years of foodservice and retail experience  Other key members of the management team have significant tenure with Michael Foods and, on average, 23 years of food industry experience Strong Free Cash Flow  Strong track record of free cash flow and debt paydown under previous ownership groups  Modest capital expenditure requirements and net working capital needs  Grain-based pass through pricing model insulates the business from input cost volatility, providing free cash flow consistency Significant Value Creation Opportunity  Strengthens Post’s long-term revenue, EBITDA and EPS growth potential  Projected Michael Foods volume growth rate of low- to mid-single digits  Substantial cash flow generation enables Post to reduce leverage and fund growth  Expected to be accretive to Post’s EPS(3)  Expected to provide for approximately $10mm in synergies resulting from benefits of scale (1) Per The NPD Group/CREST®, dollar sales, years ending February. (2) Market share by volume per ACNielsen and Michael Foods Management Estimates. (3) Prior to giving effect to purchase accounting adjustments and one-time transaction expenses.

Post Holdings, Inc. Overview of Michael Foods 5  Michael Foods is a leading producer of value-added food products and service solutions provided to customers in the foodservice, retail and food ingredient channels  Holds leading market positions in each of its three segments 2013PF Net Sales by Segment(1) 2013PF Net Sales by Channel(1) Egg Products 74% Cheese & Other Dairy- Case Products 17% Refrigerated Potato Products 9% Food Ingredient 22% Retail 30% Foodservice 48% Net Sales: $2.0bn(1) Egg Products Cheese & Other Dairy-Case Products Refrigerated Potato Products (1) 2013PF includes incremental contribution from full year impact of Primera Foods Corporation acquisition ($44mm in Net Sales), which was completed on June 27, 2013.

Post's Transformation from a Slow-Growth, Single Category Participant to a Dynamic-Growth, Diversified Enterprise

Post Holdings, Inc.

2012

- One operating unit
- Single category participant
- Low, slow growth category
- Net sales of $959mm(1)

Net Sales Breakdown



RTE Cereal
100%

2014

- Diversified consumer products enterprise
- Multi-category participant
- Categories with dynamic growth prospects
- LTM 12/31/13 net sales of ~$4.1bn(2)

Net Sales Breakdown(2)



Potato and Cheese 12%
RTE Cereal 27%
Egg Products 35%
Private Label 13%
Active Nutrition 13%
Michael Foods 47%

(1) Fiscal year ended September 30, 2012.
(2) LTM December 31, 2013 reflecting all closed acquisitions as of April 17, 2014 including both pre- and post-acquisition periods as well as the pending acquisition of the *PowerBar* and *Musashi* brands and the pending acquisition of Michael Foods.

6

Post Holdings, Inc. 7  Enhanced top-line growth potential over the long-term  Expected to be accretive to EPS on both a cash and GAAP basis(1)  Historically strong cash flow generation expected to continue under Post ownership  Pro forma company expected to have a strong deleveraging profile  Significant growth in recent years; since 2008, Michael Foods adjusted EBITDA has grown at a compound annual growth rate of 5.3%  Post management estimates Michael Foods’ adjusted EBITDA for calendar 2014 to be between $255mm and $270mm(2) Committed Financing  $1.765bn committed financing consisting of credit facilities and bridge loans  Intends to replace a portion of the commitment with ~$500mm of equity or equity linked securities, subject to market conditions  Leverage expected to be ~6.0x at closing Post believes that the acquisition of Michael Foods will strengthen its growth rate and cash flow over the long term Key Financial Elements Strong Financial Returns (1) Prior to giving effect to purchase accounting adjustments and one-time transaction expenses. (2) In a separate release on April 16, 2014, Michael Foods management announced that it expects adjusted EBITDA for the quarter ended March 29, 2014 to be approximately $48mm, subject to quarterly review procedures.

Post Holdings, Inc. Key Takeaways 8  Strengthens portfolio with a leading producer of value-added food products that is well-aligned with consumer trends  Balances Post’s current portfolio with a suite of high-quality brands and product offerings  Financially compelling, expected to be EPS accretive(1) with substantial free cash flow generation  Significantly strengthens Post’s top-line and EPS growth potential over the long-term Continues transformation from a slow-growth, single category participant into a diversified enterprise participating in dynamic growth categories (1) Prior to giving effect to purchase accounting adjustments and one-time transaction expenses.

9 Post Holdings, Inc.